POWER OF ATTORNEY

FORMS 3, 4 AND 5

      Know all by these presents, that the undersigned hereby

constitutes and appoints Todd M. Kaye Steve Filipov the

undersigned's true and lawful attorneys-in-fact to:

(1)     execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of Manitex

International, Inc. (the "Company"), Forms 3, 4, and 5 in

accordance with Section 16(a) of the Securities Exchange Act of

1934, as amended, and the rules thereunder (the "Exchange Act");

(2)     do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any

amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any

stock exchange or similar authority;

(3)     take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such

attorneys-in-fact, may be of benefit to, in the best interest of,

or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorneys-in-fact may approve in such attorneys-in-fact's

discretion.

      The undersigned hereby grants to such attorneys-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted,

as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights and

powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 7th day of October, 2020.

                                      /s/ Sherman Jung

                                      Signature

                                      Sherman Jung

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